SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Strategic Equity Long/Short Fund

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The fund has not yet commenced operations. The fund expects to commence operations on or about May 15, 2014. The fund will not accept purchase orders until, on or about May 15, 2014.

Please Retain This Supplement for Future Reference

April 1, 2014
SAISTKR-148